SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549



                                   FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 27, 1996
                                                  ----------------------------




                         SEARCH CAPITAL GROUP, INC.
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            (Exact name of registrant as specified in its charter)



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
                  DELAWARE                               0-9539                         41-1356819
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(State or other jurisdiction of incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)
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             700 N. PEARL STREET
                  SUITE 400
                DALLAS, TEXAS                               75201-7490
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (214) 965-6000
                                                     -------------------------



                               NOT APPLICABLE
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        (Former name or former address, if changed since last report)

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ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On September 27, 1996, a subsidiary of the Registrant completed the acquisition of a portfolio of non-prime automobile retail installment sales contracts from Eagle Finance Corp. ("Eagle"), a non-prime auto finance company located in Gurnee, Illinois, for approximately $9.6 million in cash. The acquired portfolio included contracts with total unpaid future installments of approximately $12 million and net receivables of approximately $9.4 million. See the Motor Vehicle Installment Sales Contract Assignment and Purchase Agreement dated as of September 27, 1996 between Eagle Finance Corp. and Search Funding Corp. included as Exhibit 2 to this Report. The purchase price was negotiated by the parties and was funded from the Registrant's cash and cash equivalents and borrowings under the Registrants' line of credit.

     The loan portfolio purchased from Eagle includes approximately 1,100 accounts, all of which are located within Texas and will be absorbed by the Registrants' existing operations without additional overhead expenses.

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     (C)          EXHIBITS.

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Exhibit No.  Description
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
    2        Motor Vehicle Installment Sales Contract Assignment and Purchase Agreement
             dated September 27, 1996 between Eagle Finance Corp. and Search Funding
             Corp. (excluding the schedule of contract obligors and outstanding contract balances that is part of Exhibit A, a copy of which will be furnished to the
             Commission supplementally upon request).
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                                 SIGNATURE
                                 ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        SEARCH CAPITAL GROUP, INC.



                        By:  /s/ Robert D. Idzi
                        -------------------------------
                        Robert D. Idzi
                        Senior Executive Vice President

Dated: October 9, 1996


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                               EXHIBIT INDEX
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Exhibit No.  Description
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
    2        Motor  Vehicle Installment Sales  Contract Assignment and Purchase Agreement
             dated  September  27,  1996  between  Eagle Finance Corp. and Search Funding
             Corp.  (excluding the schedule of contract obligors and outstanding contract balances that is part of Exhibit A, a copy of which will be furnished to the
             Commission supplementally upon request).
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